Impairment	3 Months Ended
Mar. 31, 2012
Impairment

2. Impairment

During the three months ended March 31, 2012, we recognized a $124.8 million impairment charge related to our tangible and intangible natural gas gathering assets in Midcontinent Midstream segment located in the southern portion of the Fort Worth Basin of north Texas (the “North Texas Gathering System”). The gathering lines and customer contracts were written down to their fair value determined using the income approach and discounting the estimated cash flows for the assets. This is a nonrecurring fair value measurement (see Footnote 3. Fair Value Measurements) that was triggered by continuing market declines of natural gas prices and lack of drilling in the area. The North Texas Gathering System represented less than 1% of our consolidated total revenues for the three months ended March 31, 2012 and 2011.